Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Media & Entertainment Holdings, Inc. (the "Company") on Form 10-Q for the quarterly period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: April 24, 2007                      /s/ Herbert A. Granath
                                          --------------------------------------
                                          Name:  Herbert A. Granath
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer
                                                 (Principal Executive Officer)

Date: April 24, 2007                      /s/  Robert C. Clauser, Jr.
                                          --------------------------------------
                                          Name:  Robert C. Clauser, Jr.
                                          Title: Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)